UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2025

Boot Barn Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36711	90-0776290
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17100 Laguna Canyon Road, Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

(949) 453-4400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	BOOT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Item 5.07Submission of Matters to a Vote of Security Holders

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Boot Barn Holdings, Inc. (the “Company”) was held on August 27, 2025. At the Annual Meeting, the Company’s stockholders voted on four proposals and cast their votes as follows:

Proposal 1: Election of Directors

The stockholders elected all of management’s nominees for election as directors. The results of the vote taken were as follows:

Directors	For	Withheld	Broker Non-Vote
Chris Bruzzo	27,385,977	261,620	878,700
Eddie Burt	27,413,706	233,891	878,700
John Hazen	27,378,874	268,723	878,700
Lisa G. Laube	21,660,740	5,986,857	878,700
Anne MacDonald	27,282,336	365,261	878,700
Brenda I. Morris	27,068,879	578,718	878,700
Peter Starrett	27,185,353	462,244	878,700
Brad Weston	27,413,700	233,897	878,700

Proposal 2: Say-on-Pay

The stockholders voted for the adoption of the non-binding advisory resolution approving the fiscal 2025 compensation paid to the Company’s named executive officers. The results of the vote taken were as follows:

For	Against	Abstain	Broker Non-Vote
25,937,593	1,664,217	45,787	878,700

Proposal 3: Say-on-Frequency

The stockholders voted, on a non-binding advisory basis, for future say-on-pay votes to be conducted on an annual basis. The results of the vote taken were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
26,970,417	916	641,077	35,187	878,700

Proposal 4: Ratification of Appointment of Independent Auditor

The stockholders ratified the appointment, by the Audit Committee of the Company’s Board of Directors, of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 28, 2026. The results of the vote taken were as follows.

For	Against	Abstain	Broker Non-Vote
27,768,432	724,931	32,934	N/A

As reported above, the Company’s stockholders expressed a preference of “One Year” for the frequency with which advisory votes on named executive officer compensation should be held. The Company’s Board of Directors (the “Board”) considered the outcome of this advisory vote and, in accordance with its recommendation set forth in the Company’s proxy statement for the Annual Meeting and consistent with the stated preference of the Company’s stockholders, the Board determined that future advisory stockholder votes on executive compensation will be conducted on an annual basis, until the next advisory vote on frequency is held. The next advisory vote regarding the frequency of say-on-pay votes is required to occur no later than the Company’s 2031 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOT BARN HOLDINGS, INC.

Date: August 28, 2025	By:	/s/ James M. Watkins
Name: James M. Watkins
Title: Chief Financial Officer and Secretary